Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, Joseph P. Payne, Chief Executive Officer of Eloqua, Inc. (the “Registrant”), and Don E. Clarke, Chief Financial Officer of the Registrant, each hereby certifies that, to the best of their knowledge:

1. The Registrant’s Quarterly Report on Form 10-Q for the period ended September 30, 2012, to which this Certification is attached as Exhibit 32.1 (the “Report”), fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition of the Registrant at the end of the period covered by the Report and results of operations of the Registrant for the periods covered by the Report.

Date: November 1, 2012

/s/ Joseph P. Payne

Joseph P. Payne

Chief Executive Officer

/s/ Don E. Clarke

Don E. Clarke

Chief Financial Officer